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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                          __________________________________


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                                  December 13, 1999
                   Date of report (Date of earliest event reported)



                              K-TEL INTERNATIONAL, INC.
                  (Exact Name of Registrant as Specified in Charter)

MINNESOTA                        0-6664                   41-0946588

(State or Other         (Commission File Number)     (IRS Employer
Jurisdiction                                         Identification No.)
of Incorporation)

              2605 Fernbrook Lane North, Plymouth, Minnesota 55447-4736
              ---------------------------------------------------------
                       (Address of Principal Executive Offices)



                                  (612) 559-6800
                                  --------------
                 (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) See registrant's Form 8-K for the event reported October 7, 1999.

     (b) New independent accountant

          (i) The registrant engaged Grant Thornton LLP as its new independent accountant as of December 13, 1999. During the two most recent fiscal years and through December 13, 1999, neither the registrant nor someone on its behalf has consulted with Grant Thornton LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the registrant's financial statements, or
               (2) concerned the subject matter of a disagreement or reportable event with the former auditor.

ITEM 5. OTHER EVENTS.

     Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

         Not Applicable.


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     (b) Pro forma financial information.

         Not Applicable.

     (c) Exhibits.

         Not Applicable.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 1999                 By:    /s/ Steven A. Kahn
                                           ------------------------------
                                        Name:  Steven A. Kahn
                                        Title:    Chief Financial Officer


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